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                                                                EXHIBIT 4.1

                          [MILESTONE HEALTHCARE LOGO]

               NUMBER                                    SHARE
       MH

                           MILESTONE HEALTHCARE, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

            COMMON STOCK                             COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN     SEE REVERSE FOR CERTAIN DEFINITIONS AND
DALLAS, TEXAS; OR NEW YORK, NEW YORK           RESTRICTIONS ON TRANSFER

        THIS CERTIFIES THAT

          is the OWNER of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         $.001 PAR VALUE PER SHARE, OF

                           MILESTONE HEALTHCARE, INC.

(herein called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued under and shall be held subject to all of the provisions of the Certificate of Incorporation and the By-laws of the Corporation, and all amendments thereto, copies of which are on file at the principal offices of the Corporation and the Transfer Agent, to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

        IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

                                     DATED:

                                     COUNTERSIGNED AND REGISTERED:
/s/ CHARLES L. ALLEN                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
     PRESIDENT AND                                                TRANSFER AGENT
CHIEF EXECUTIVE OFFICER                                            AND REGISTRAR

/s/  WILLIAM A. BROSIUS              BY
      SECRETARY
                                                            AUTHORIZED SIGNATURE

                                [CORPORATE SEAL]

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                           MILESTONE HEALTHCARE, INC.

        The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights of each such class of stock or series thereof. Any such request should be made to the Secretary of the Corporation at its principal place of business or to the Transfer Agent and Registrar.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                     UNIF GIFT MIN ACT - __________ Custodian ________
TEN ENT - as tenants by the entireties                                   (Cust)              (Minor)
JT TEN  - as joint tenants with right                                   Under Uniform Gifts to Minors
          of survivorship and not as                                    Act _________________________
          tenants in common                                                        (State)


                 Additional abbreviations may also be used though no in the above list.

     For Value Received, _____________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

/____________________________________ / ____________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________
      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

____________________________________________________________________________________________________

____________________________________________________________________________________________________

_____________________________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint

____________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _________________________________


               NOTICE:                        X ____________________________________________________
                                                                   (SIGNATURE)
        THE SIGNATURE(S) TO THIS
        ASSIGNMENT MUST CORRESPOND
        WITH THE NAME(S) AS WRITTEN
        UPON THE FACE OF THE CERTIFICATE      X ____________________________________________________
        IN EVERY PARTICULAR, WITHOUT                               (SIGNATURE)
        ALTERATION OR ENLARGEMENT OR
        ANY CHANGE WHATEVER.

                                              -------------------------------------------------------
                                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                              GUARANTOR INSTITUTION AS DEFINED IN RULE 17Ad-15 UNDER
                                              THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
                                              -------------------------------------------------------
                                              SIGNATURE(S) GUARANTEED BY:


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